UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 4, 2011
Date of Report (Date of Earliest Event Reported)

MORGAN GROUP HOLDING CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-73996	13-4196940
(State of Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification Number)

401 Theodore Fremd Avenue, Rye, NY 10580
(Address of Principal Executive Offices)
____________

914-921-1877
(Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
[ ]	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Morgan Group Holding Group Co. announced on August 4, 2011 its operating results for the Second Quarter of 2011. In addition, we announced that it expects to hold its 2011 Annual Meeting on September 30, 2011. Further details with regard to the meeting will be included in our Proxy statement. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01. Resolution FD Disclosure.

On August 4, 2011, the Company issued a press release announcing its financial and operating results for the second quarter and six months ended June 30, 2011. A copy of the press release is furnished as part of the current report on Form 8-K as Exhibit 99.1.

NOTE: This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release dated August 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Group Holding Co.
(Registrant)

Date: August 8, 2011	By:	/s/ Robert E. Dolan
Robert E. Dolan
Chief Financial Officer